Exhibit 10(i)




                                    AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT

         This Amendment to Employment Agreement is entered into effective as of the 28th day of February, 2003, by and between TXU Corp., a Texas corporation (the "Company"), and T. L. Baker, an individual ("Employee").

         WHEREAS, the Company and Employee entered into that certain Employment Agreement dated as of July 1, 2000, as amended pursuant to that certain Amendment to Employment Agreement dated as of May 11, 2001 ("Employment Agreement"); and

         WHEREAS, the parties now desire to amend the Employment Agreement to extend the Term thereof such that the Term shall expire on the third anniversary of the effective date of this Amendment to Employment Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements set forth herein and in the Employment Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1.       Extension of Term. Section 2 of the Employment Agreement is
                  -----------------
                  hereby amended by replacing the date "June 30, 2004" with the date "the third anniversary of the effective date of the Amendment to Employment Agreement dated in February 2003," and, as amended, said Section 2 shall be and read in full as follows:

                           "2. Term: This Employment Agreement shall commence as
                               -----
                           of the date first set forth above and, unless terminated earlier pursuant to the provisions hereof, shall expire on the third anniversary of the effective date of the Amendment to Employment Agreement dated in February 2003 ("Term")."

         2.       Continued Effectiveness of Employment Agreement. Except as
                  -----------------------------------------------
                  expressly amended hereby, the Employment Agreement shall remain in full force and effect.

         3.       Governing Law. This Amendment shall be governed by and
                  -------------
                  construed in accordance with the laws of the State of Texas.

         Executed effective as of the 28th day of February, 2003.


TXU CORP.                                            EMPLOYEE:



By:/s/ Erle Nye                                      /s/ T.L. Baker
   ----------------------------                      -----------------------
Erle Nye, Chairman of the Board                      T. L. Baker
and Chief Executive

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